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                                                                  Indenture.rtf
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                                                      KILPATRICK STOCKTON LLP
                                                          EXECUTION COPY

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                        PROJECT BRAVE LIMITED PARTNERSHIP
                               ASSET-BACKED NOTES

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                                    INDENTURE

                           Dated as of August 8, 2000

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                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                Indenture Trustee

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                                TABLE OF CONTENTS
                                                                           PAGE


ARTICLE I  DEFINITIONS AND INCORPORATION BY REFERENCE........................3

SECTION 1.1    DEFINITIONS...................................................3
SECTION 1.2    OTHER TERMS..................................................13
SECTION 1.3    COMPUTATION OF TIME PERIODS..................................13
SECTION 1.4    INTERPRETATION...............................................13

ARTICLE II  THE NOTES.......................................................14

SECTION 2.1    FORM.........................................................14
SECTION 2.2    EXECUTION, AUTHENTICATION AND DELIVERY.......................14
SECTION 2.3    [RESERVED]...................................................15
SECTION 2.4    REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE..........15
SECTION 2.5    MUTILATED, DESTROYED, LOST OR STOLEN NOTES...................16
SECTION 2.6    PERSONS DEEMED OWNER.........................................17
SECTION 2.7    PAYMENTS ON THE NOTES........................................17
SECTION 2.8    CANCELLATION.................................................18
SECTION 2.9    RELEASE OF COLLATERAL........................................19
SECTION 2.10.  INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY................19
SECTION 2.11.  TAXES........................................................20
SECTION 2.12.  [RESERVED]...................................................21
SECTION 2.13.  [RESERVED]...................................................21
SECTION 2.14.  CERTAIN TRANSFER RESTRICTIONS................................21
SECTION 2.15.  LEGENDING OF NOTES...........................................23
SECTION 2.16.  PROVISION OF INFORMATION TO PROSPECTIVE PURCHASERS; RULE
               144A MATTERS.................................................24

ARTICLE III  COVENANTS......................................................24

SECTION 3.1    DISTRIBUTIONS................................................24
SECTION 3.2    MAINTENANCE OF OFFICE OR AGENCY..............................27
SECTION 3.3    MONEY FOR PAYMENTS TO BE HELD IN TRUST.......................27
SECTION 3.4    EXISTENCE....................................................28
SECTION 3.5    PROTECTION OF COLLATERAL.....................................29
SECTION 3.6    OPINIONS AS TO COLLATERAL....................................30
SECTION 3.7    PERFORMANCE OF OBLIGATIONS; SERVICING OF CONTRACTS...........30
SECTION 3.8    HEDGE REQUIREMENTS...........................................31
SECTION 3.9    NEGATIVE COVENANTS...........................................32
SECTION 3.10.  ANNUAL STATEMENT AS TO COMPLIANCE............................33
SECTION 3.11.  ISSUER MAY NOT CONSOLIDATE...................................33
SECTION 3.12.  AMENDMENT TO PARTNERSHIP AGREEMENT...........................33
SECTION 3.13.  NO OTHER BUSINESS............................................33
SECTION 3.14.  NO BORROWING.................................................33
SECTION 3.15.  SERVICER'S OBLIGATIONS.......................................34
SECTION 3.16.  GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES............34
SECTION 3.17.  CAPITAL EXPENDITURES.........................................34
SECTION 3.18.  COMPLIANCE WITH LAWS.........................................34
SECTION 3.19.  RESTRICTED PAYMENTS..........................................34
SECTION 3.20.  NOTICE OF EVENTS OF DEFAULT..................................35
SECTION 3.21.  FURTHER INSTRUMENTS AND ACTS.................................35
SECTION 3.22.  AMENDMENTS OF TRANSFER AND SERVICING AGREEMENT...............35
SECTION 3.23.  INCOME TAX CHARACTERIZATION..................................35
SECTION 3.24.  TRANSACTIONS WITH AFFILIATES.................................35

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SECTION 3.25.  LOCATION OF OFFICES; CORPORATE NAME..........................35
SECTION 3.26.  [RESERVED]...................................................36
SECTION 3.27.  MAINTENANCE OF BOOKS AND RECORDS; INSPECTIONS................36
SECTION 3.28.  NO COMMINGLING...............................................36
SECTION 3.29.  YEAR 2000 COMPATIBILITY......................................36

ARTICLE IV  SATISFACTION AND DISCHARGE......................................36

SECTION 4.1    SATISFACTION AND DISCHARGE OF INDENTURE......................36
SECTION 4.2    APPLICATION OF MONEY HELD IN TRUST...........................37
SECTION 4.3    REPAYMENT OF MONIES HELD BY PAYING AGENT.....................37

ARTICLE V  REMEDIES.........................................................38

SECTION 5.1    EVENTS OF DEFAULT............................................38
SECTION 5.2    REMEDIES UPON EVENT OF DEFAULT...............................40
SECTION 5.3    TRIGGER EVENTS...............................................40
SECTION 5.4    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                 INDENTURE TRUSTEE..........................................41
SECTION 5.5    LIMITATION OF NOTEHOLDER RIGHTS..............................43
SECTION 5.6    [RESERVED]...................................................43
SECTION 5.7    [RESERVED]...................................................44
SECTION 5.8    LIMITATION OF SUITS..........................................44
SECTION 5.9    UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND
                INTEREST....................................................44

SECTION 5.10.  RESTORATION OF RIGHTS AND REMEDIES...........................45
SECTION 5.11.  RIGHTS AND REMEDIES CUMULATIVE...............................45
SECTION 5.12.  DELAY OR OMISSION NOT A WAIVER...............................45
SECTION 5.13.  [RESERVED]...................................................45
SECTION 5.14.  WAIVER OF PAST DEFAULTS......................................45
SECTION 5.15.  UNDERTAKING FOR COSTS........................................46
SECTION 5.16.  WAIVER OF STAY OR EXTENSION LAWS.............................46
SECTION 5.17.  ACTION ON NOTES..............................................46
SECTION 5.18.  PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS...........46

ARTICLE VI   THE INDENTURE TRUSTEE..........................................47

SECTION 6.1    DUTIES OF INDENTURE TRUSTEE..................................47
SECTION 6.2    RIGHTS OF INDENTURE TRUSTEE..................................49
SECTION 6.3    INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE.......................50
SECTION 6.4    INDENTURE TRUSTEE'S DISCLAIMER...............................50
SECTION 6.5    NOTICE OF DEFAULTS...........................................51
SECTION 6.6    REPORTS BY PAYING AGENT TO HOLDERS...........................51
SECTION 6.7    COMPENSATION AND INDEMNITY...................................51
SECTION 6.8    REPLACEMENT OF INDENTURE TRUSTEE.............................52
SECTION 6.9    SUCCESSOR INDENTURE TRUSTEE BY MERGER........................54
SECTION 6.10   APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE
                 TRUSTEE....................................................54
SECTION 6.11.  ELIGIBILITY; DISQUALIFICATION................................55
SECTION 6.12.  [RESERVED]...................................................55
SECTION 6.13.  APPOINTMENT AND POWERS.......................................55
SECTION 6.14.  PERFORMANCE OF DUTIES........................................56
SECTION 6.15.  LIMITATION ON LIABILITY......................................56
SECTION 6.16.  RELIANCE UPON DOCUMENTS......................................57
SECTION 6.17.  SUCCESSOR INDENTURE TRUSTEE..................................57
SECTION 6.18.  COMPENSATION.................................................58
SECTION 6.19.  REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE......58
SECTION 6.20.  WAIVER OF SETOFFS............................................59
SECTION 6.21.  CONTROL BY THE DEAL AGENT....................................59

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ARTICLE VII  NOTEHOLDERS' LISTS AND REPORTS.................................59

SECTION 7.1    ISSUER TO FURNISH TO NOTE REGISTRAR NAMES AND ADDRESSES OF
                 NOTEHOLDERS................................................59
SECTION 7.2    PRESERVATION OF INFORMATION: COMMUNICATIONS TO NOTEHOLDERS...59

ARTICLE VIII  DISBURSEMENTS AND RELEASES....................................60

SECTION 8.1    COLLECTION OF MONEY..........................................60
SECTION 8.2    RELEASE OF COLLATERAL........................................60
SECTION 8.3    OPINION OF COUNSEL...........................................61

ARTICLE IX  SUPPLEMENTAL INDENTURES.........................................61

SECTION 9.1    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.......61
SECTION 9.2    SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS..........62
SECTION 9.3    EXECUTION OF SUPPLEMENTAL INDENTURES.........................64
SECTION 9.4    EFFECT OF SUPPLEMENTAL INDENTURE.............................64
SECTION 9.5    [RESERVED]...................................................64
SECTION 9.6    REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES................64

ARTICLE X  REDEMPTION OF NOTES..............................................65

SECTION 10.1.  REDEMPTION...................................................65
SECTION 10.2.  FORM OF REDEMPTION NOTICE....................................65
SECTION 10.3.  NOTES PAYABLE ON REDEMPTION DATE.............................65

ARTICLE XI  MISCELLANEOUS...................................................66

SECTION 11.1.  COMPLIANCE CERTIFICATES AND OPINIONS, ETC....................66
SECTION 11.2.  FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.............67
SECTION 11.3.  ACTS OF NOTEHOLDERS..........................................68
SECTION 11.4.  NOTICES, ETC. TO INDENTURE TRUSTEE AND ISSUER................68
SECTION 11.5.  NOTICES TO NOTEHOLDERS; WAIVER...............................69
SECTION 11.6.  ALTERNATE PAYMENT AND NOTICE PROVISIONS......................69
SECTION 11.7.  [RESERVED]...................................................70
SECTION 11.8.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.....................70
SECTION 11.9.  SUCCESSORS AND ASSIGNS.......................................70
SECTION 11.10. [RESERVED]...................................................70
SECTION 11.11. BENEFITS OF INDENTURE........................................70
SECTION 11.12. LEGAL HOLIDAYS...............................................70
SECTION 11.13. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                 OBJECTION TO VENUE.........................................70
SECTION 11.14. WAIVER OF JURY TRIAL.........................................71
SECTION 11.15. EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.........71
SECTION 11.16. RECORDING OF INDENTURE.......................................71
SECTION 11.17. NO RECOURSE..................................................71
SECTION 11.18. NO PETITION..................................................72
SECTION 11.19. INSPECTION...................................................72

EXHIBITS AND SCHEDULES

Exhibit A   Form of Class A Note
Exhibit B   Form of Class B Note
Exhibit C   Hedging Agreement
Exhibit D   Partnership Agreement of Issuer

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      INDENTURE dated as of August 8, 2000 between PROJECT BRAVE LIMITED
PARTNERSHIP, a Delaware limited partnership (the "ISSUER") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the "INDENTURE TRUSTEE").

      Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders (as defined below);

      As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Collateral Agent on behalf of the Indenture Trustee for the benefit of the Secured Parties.

                                 GRANTING CLAUSE

      The Issuer hereby Grants to the Collateral Agent on behalf of the Indenture Trustee at the Closing Date for the benefit of the Class A Secured Parties and the Class B Secured Parties, respectively as described below, all of the Issuer's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "COLLATERAL"):

      (a) The Issuer hereby Grants to the Collateral Agent on behalf of the Indenture Trustee at the Closing Date, for the benefit of the Class A Secured Parties (and not the Class B Secured Parties), all of the Issuer's right, title and interest in and to the following, whether now owned or hereafter acquired (the "CLASS A COLLATERAL"):

            (i) all Contracts (as the same may be amended, modified, supplemented, restated or replaced from time to time);

            (ii) all Contract Files, Charged Off Contract Lists and Contract Lists, and all right, title and interest of the Issuer in and to the documents, agreements and instruments included in the Contract Files, including, without limitation, rights of recourse of the Issuer against the Transferor;

            (iii) all Insurance Policies and all rights of the Issuer in all Insurance Policies;

            (iv) all security interests, Liens, guaranties, mortgages and other encumbrances in favor of or assigned or transferred to the Issuer in and to Contracts and Financed Vehicles, and all accessions thereto and replacements thereof;

            (v) the Contract Purchase Agreement and all rights of the Issuer thereunder;

            (vi) Class A Hedge Transactions, and
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            (vii) all amounts and property from time to time in the Class A
      Sub-Account and the Reserve Account from amounts received in connection with the foregoing;

            (viii) [RESERVED]

            (ix) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      (b) The Issuer hereby Grants to the Collateral Agent on behalf of the Indenture Trustee at the Closing Date, for the benefit of the Class B Secured Parties (and not the Class A Secured Parties), all of the Issuer's right, title and interest in and to the following, whether now owned or hereafter acquired (the "CLASS B COLLATERAL"):

            (i) the NIM Collateral;

            (ii) the Servicing Strip (Series 1997-1);

            (iii) the Servicing Strip (Series 1998-1);

            (iv) the Retained Pool Servicing Strip;

            (v) the NIM Collateral Purchase Agreement and all rights of the Issuer thereunder;

            (vi) Class B Hedge Transactions;

            (vii) all amounts and property from time to time in the Class B Sub-Account from amounts received in connection with the foregoing items in this clause (b); and

            (viii) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing items in this clause (b).

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      (c) The Issuer hereby Grants to the Collateral Agent on behalf of the
Indenture Trustee for the benefit of the Secured Parties all of the Issuer's right, title and interest in and to the Transfer and Servicing Agreement and all rights of the Issuer thereunder, but none of its obligations or burdens thereunder, including the delivery requirements, representations and warranties and the cure and repurchase obligations of the Transferor and the Servicer under the Transfer and Servicing Agreement.

      The foregoing Grants are made in trust to the Collateral Agent on behalf of the Indenture Trustee, for the benefit of the above-described Secured Parties. The Collateral Agent on behalf of the Indenture Trustee hereby acknowledges each such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

                                    ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.1. DEFINITIONS.

      Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Transfer and Servicing Agreement.

ACT: As defined in SECTION 11.3(A).

ADDITIONAL AMOUNTS: As defined in SECTION 2.11(A).

ADJUSTED EURODOLLAR RATE: For any Interest Period, an interest rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, (i) the numerator of which is equal to LIBOR for such Interest Period and (ii) the denominator of which is equal to 100% MINUS the Eurodollar Reserve Percentage for such Interest Period.

AFFECTED PARTY: Each of the Note Investors, each Liquidity Bank, any assignee or participant of any Note Investor or Liquidity Bank, FUSI, any successor to FUSI as the Deal Agent, any sub-agent of the Deal Agent, First Union and any successor to First Union as the Liquidity Agent.

AFFILIATE: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 5% or more of the voting securities of such

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Person or to direct or cause the direction of the management or policies of such
Person, whether through the ownership of voting securities, by contract, or otherwise.

ALTERNATIVE RATE: An interest rate per annum equal to the Adjusted Eurodollar Rate; PROVIDED, HOWEVER, that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs.

APPLICABLE LAW: For any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, orders, or other action of any Court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

AUTHORIZED OFFICER: With respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Indenture Trustee or the Servicer, as applicable, who is authorized to act for the Indenture Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Indenture Trustee, the Deal Agent and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

BASE RATE: On any date, a fluctuating interest rate per annum equal to the higher of (i) the Prime Rate or (ii) the Federal Funds Rate plus 1.0%.

CLASS A COLLATERAL: As defined in the Granting Clause of this Indenture.

CLASS A COLLECTIONS: All amounts paid with respect to the Class A Collateral, including the Contracts, either by the Obligor thereon, or any other Person (including, without limitation, Recoveries and Net Liquidation Proceeds).

CLASS A DEFAULT RATE: As defined in SECTION 5.2(C).

CLASS A HEDGE TRANSACTIONS: Each Hedge Transaction that is entered into pursuant to SECTION 3.8 in connection with the Class A Notes.

CLASS A NOTE: Any of the Class A Notes, substantially in the form of Exhibit A of the Indenture.

CLASS A NOTE INVESTOR: VFCC and its successors and assigns.

CLASS A OUTSTANDING AMOUNT: The aggregate principal amount of all Class A Notes that are Outstanding on any date of determination.

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CLASS A SECURED OBLIGATIONS: All amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Holders of the Class A Notes and each Class A Hedge Counterparty under this Indenture or the Class A Notes.

CLASS A SECURED PARTIES: The Class A Note Investor and each Class A Hedge Counterparty.

CLASS A TARGETED PRINCIPAL AMOUNT: On any day, the amount necessary to reduce the outstanding balance of the Class A Note on such day to 75% of the aggregate Outstanding Principal Balance of the Contracts on such day.

CLASS B COLLATERAL: As defined in the Granting Clause of this Indenture.

CLASS B COLLECTIONS: All amounts paid with respect to the Class B Collateral.

CLASS B DEFAULT RATE: As defined in SECTION 5.2(C).

CLASS B HEDGE TRANSACTIONS: Each Hedge Transaction that is entered into pursuant to SECTION 3.8 in connection with the Class B Notes.

CLASS B NOTE: Any of the Class B Notes, substantially in the form of Exhibit B.

CLASS B NOTE INVESTOR: VFCC and its successors and assigns.

CLASS B OUTSTANDING AMOUNT: The aggregate principal amount of all Class B Notes that are Outstanding on any date of determination.

CLASS B SECURED OBLIGATIONS: All amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Holders of the Class B Notes and each Class B Hedge Counterparty under this Indenture or the Class B Notes.

CLASS B SECURED PARTIES: The Class B Note Investor and each Class B Hedge Counterparty.

CLOSING DATE: August 8, 2000.

CODE: The Internal Revenue Code of 1986 and Treasury Regulations promulgated thereunder.

COLLATERAL: As defined in the Granting Clause of this Indenture.

COLLECTIONS: Collectively, the Class A Collections and the Class B Collections.

COMMERCIAL PAPER NOTES: On any day, any short-term promissory notes issued by a
Note Investor.

CORPORATE TRUST OFFICE: The principal corporate trust office of the Indenture Trustee at MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, or such other

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address as the Indenture Trustee may designate from time to time in accordance with SECTION 11.4(A), or the principal corporate trust office of any successor Indenture Trustee.

CP RATE: For any day during any Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the Class A
Note Investor or the Class B Note Investor, as the case may be, from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by such Note Investor maturing on dates other than those certain dates on which such Note Investor is to receive funds) in respect of the promissory notes issued by such Note Investor that are allocated, in whole or in part, by the Deal Agent (on behalf of such Note Investor) to fund or maintain the Class A Outstanding Amount or the Class B Outstanding Amount, as the case may be, during such period, as determined by the Deal Agent (on behalf of such Note Investor) and reported to the Issuer and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of such Note Investor) and (ii) other borrowings by such Note Investor, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; PROVIDED, HOWEVER, that if any component of such rate is a discount rate, in calculating the CP Rate, the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

DEFAULT: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

DERIVATIVE: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor or foreign exchange contract or any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

EVENT OF DEFAULT: As defined in SECTION 5.1.

EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time, together with the rules and regulations in effect from time to time thereunder.

EXECUTIVE OFFICER: With respect to any corporation, the chief executive officer, chief operating officer, chief financial officer, president, executive vice president, any vice president, the secretary or the treasurer of such corporation.

EURODOLLAR DISRUPTION EVENT: The occurrence of any of the following: (i) a determination by a Note Investor that it would be contrary to law or to the directive of any central bank or other

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governmental authority (whether or not having the force of law) to obtain United
States dollars in the London interbank market to maintain any Note, (ii) the failure of one or more of the reference banks to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (iii) a determination by a
Note Investor that the rate at which deposits of United States dollars are being offered to such Note Investor in the London interbank market does not accurately reflect the cost to such Note Investor of maintaining any Note or (iv) the inability of a Note Investor to obtain United States dollars in the London interbank market to maintain any Note.

EURODOLLAR RESERVE PERCENTAGE: Of any reference bank for any period, means the percentage applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such reference bank with respect to liabilities or assets consisting of or including eurocurrency liabilities having a term of one month.

FEDERAL FUNDS RATE: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the next preceding Business Day), or if for any reason such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. Charlotte, North Carolina time.

GOVERNMENTAL AUTHORITY: Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

GRANT: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

HEDGE BREAKAGE COSTS: For any Hedge Transaction, any amount payable by the Issuer for the early termination of that Hedge Transaction or any portion thereof.

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HEDGE COUNTERPARTY: Any entity that (i) on the date of entering into any Hedge
Transaction (A) is an interest rate swap dealer that is either a Note Investor or an Affiliate of a Note Investor, or has been approved in writing by the Deal Agent (which approval shall not unreasonably be withheld), and (B) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("LONG-TERM RATING REQUIREMENT") and a short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("SHORT-TERM RATING REQUIREMENT"), and (ii) in a Hedging Agreement (A) consents to the assignment of the Issuer's rights under the Hedging Agreement to the Deal Agent pursuant to SECTION 3.8 and (B) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, or reduces its short-term unsecured debt rating below the Short-term Rating Requirement, it shall transfer its rights and obligations under each Hedge Transaction to another entity that meets the requirements of clauses (i) and (ii) hereof and has entered into a Hedging Agreement with the Issuer on or prior to the date of such transfer.

HEDGE TRANSACTION: Each interest rate swap transaction between the Issuer and a Hedge Counterparty that is entered into pursuant to SECTION 3.8 and is governed by a Hedging Agreement.

HEDGING AGREEMENT: Each agreement between the Issuer and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to SECTION 3.8, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of EXHIBIT D hereto or such other form as the Deal Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

HOLDER or NOTEHOLDER: The Person in whose name a Note is registered on the Note Register.

INCREASED COSTS: Any amounts required to be paid by the Issuer to an Affected Party pursuant to SECTION 2.11.

INDEBTEDNESS: With respect to any Person at any date, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (iv) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (v) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, and (vi) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (i) through (v) above.

INDENTURE: This Indenture as amended and supplemented from time to time.

INDENTURE TRUSTEE: Wells Fargo Bank Minnesota, National Association, a national banking association, not in its individual capacity but as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

INITIAL CLASS A NOTEHOLDER: The Class A Note Investor, excluding all Issuer Affiliates.

INITIAL CLASS B NOTEHOLDER: The Class B Note Investor, excluding all Issuer Affiliates.

INITIAL RESERVE ACCOUNT DEPOSIT AMOUNT: 2% of the Outstanding Principal Balance of Contracts as of the Closing Date.

INSOLVENCY PROCEEDS: As defined in Section 11.1(b) of the Transfer and Servicing Agreement.

INTEREST PERIOD: For any Distribution Date, the Collection Period that ended on the last day of the calendar month immediately preceding such Distribution Date.

ISSUER: The party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

ISSUER AFFILIATES: The Issuer and all Affiliates of the Issuer, excluding First Union Investors, Inc. and its Affiliates.

ISSUER ORDER and ISSUER REQUEST: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

LIBOR: For any day during any Interest Period, an interest rate per annum equal to:

      (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Interest Period; or

      (ii) if no such rate appears on Telerate page 3750 at such time and day, then LIBOR shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day.

LIQUIDITY AGENT: First Union National Bank.

LIQUIDITY AGREEMENT: The Liquidity Purchase Agreement, dated as of the date hereof among VFCC, as borrower, the investors named therein, FUSI, as deal agent and documentation agent, and First Union, as liquidity agent.

LIQUIDITY BANK: Each liquidity bank that is a party to the Liquidity Agreement.

NOTE INTEREST: For any Interest Period with respect to each of the Class A Notes and the Class B Notes, respectively, the sum of the products (for each day during such Interest Period) of:

      NIR x P x  1
                ----
                360

      where:

      NIR = the Note Interest Rate applicable to such Note; and

      P = the outstanding principal amount of such Note on such day.

NOTE INTEREST RATE:

            (a) With respect to the Class A Notes, on any day, (i) for the portion of the Class A Outstanding Amount that the Class A Note Investor funds on such day through the issuance of commercial paper, the CP Rate plus 0.95% per annum and (ii) for the portion of the outstanding principal amount that the Class A Note Investor does not fund on such day through the issuance of commercial paper, the Alternative Rate plus 0.95% per annum; and

            (b) With respect to the Class B Notes, on any day, (i) for the portion of the Class B Outstanding Amount that the Class B Note Investor funds on such day through the issuance of commercial paper, the CP Rate plus 5.38% per annum and (ii) for the portion of the outstanding principal amount that the Class A Note Investor does not fund on such day through the issuance of commercial paper, the Alternative Rate plus 5.38% per annum;

PROVIDED, HOWEVER, the Note Interest Rate shall be the Base Rate for any Interest Period for any Note as to which the related Note Investor has funded the acquisition or maintenance thereof by a sale of an interest therein to any Liquidity Bank under the Liquidity Agreement on any day other than the first day of such Interest Period and without giving such Liquidity Bank(s) at least two
(2) Business Days prior notice of such assignment.

NOTE INVESTOR: Any Class A Note Investor or Class B Note Investor, as the case may be.

NOTE OWNER: With respect to any Note, the Person who is the beneficial owner of such Note, as reflected on the books of the Note Registrar.

NOTE REGISTER and NOTE REGISTRAR: As defined in SECTION 2.4.

NOTES: Collectively, the Class A Notes and the Class B Notes.

NOTE PURCHASE AGREEMENT: The Note Purchase Agreement dated as of the date hereof by and between the Initial Class A Note Investor, the Initial Class B Note Investor, the Deal Agent, the Liquidity Agent and the Issuer.

OFFICER'S CERTIFICATE: A certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

OPINION OF COUNSEL: One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and which shall comply with any applicable requirements of SECTION 11.1, and shall be in form and substance satisfactory to the Indenture Trustee.

OUTSTANDING: Subject to the provisions of SECTION 5.5(C), as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

            (i)   Notes   theretofore   canceled  by  the  Note  Registrar  or
      delivered to the Note Registrar for cancellation;

            (ii) Notes (or portions thereof) for the payment of which money in the necessary amount has been theretofore deposited with the Paying Agent in trust for the Holders of such Notes (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee and the Paying Agent);

            (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons; and

EXCLUDING, in the cases of (i), (ii) and (iii) above, any amounts previously paid to Holders which payments have been rescinded or recovered from or otherwise required to be returned or repaid by any such Holder as a result of or in connection with any proceeding of the type described in SECTION 5.1(D).

OUTSTANDING AMOUNT: The aggregate principal amount of all Notes that are Outstanding at the date of determination.

PAYING AGENT: First Union, acting in such capacity.

PREDECESSOR NOTE: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under SECTION 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

PRIME RATE: The rate announced by First Union from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

RATING AGENCY: Each of Moody's and Standard & Poor's and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by any Note Investor.

REDEMPTION DATE: The Distribution Date specified by the Servicer or the Issuer pursuant to SECTION 10.1.

REDEMPTION PRICE: An amount equal to the then Outstanding Amount of each class of Notes being redeemed plus accrued and unpaid interest thereon, including any Hedge Breakage Costs.

RESERVE ACCOUNT REQUIRED AMOUNT: 2.0% of the aggregate outstanding principal balance of the Contracts as of July 31, 2000; PROVIDED, HOWEVER, that if both the Class A Note Investor and the Class B Note Investor is an Issuer Affiliate, the Reserve Account Required Amount shall be zero.

RESPONSIBLE OFFICER: (i) With respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and (ii) when used with respect to any other Person that is not an individual, the president, any vice president or assistant vice president or the controller of such Person, or any other officer or employee having similar functions.

SECURED OBLIGATIONS: As the context may require, each of the Class A Secured Obligations and/or the Class B Secured Obligations.

SECURED PARTIES: As the context may require, each of the Class A Secured Parties and/or the Class B Secured Parties.

SECURITIES ACT: The Securities Act of 1933, as amended from time to time, together with the rules and regulations in effect from time to time thereunder.

STATE: Any one of the 50 states of the United States of America or the District of Columbia.

TERMINATION DATE: The earliest of (i) the day on which an Event of Default occurs, or (ii) July 31, 2001 or such later date to which the Termination Date may be extended, if extended, in the sole discretion of each Noteholder.

TRANSFER AND SERVICING AGREEMENT: The Transfer and Servicing Agreement dated as of August 8, 2000, among the Issuer, the Transferor, the Servicer, ALACRC and Wells Fargo Bank Minnesota, National Association as Backup Servicer Collateral Custodian and Indenture Trustee.

TRIGGER EVENT: As defined in SECTION 5.3.

UCC: Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction.

      SECTION 1.2 OTHER TERMS.

      All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9.

      SECTION 1.3 COMPUTATION OF TIME PERIODS.

      Unless otherwise stated in this Indenture, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

      SECTION 1.4 INTERPRETATION.

      In each Basic Document, unless a contrary intention appears:

      (a)   the singular number includes the plural number and vice versa;

      (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Basic Documents;

      (c) reference to any gender includes each other gender;

      (d) reference to any agreement (including any Basic Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Basic Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

      (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

                                   ARTICLE II

                                    THE NOTES

      SECTION 2.1 FORM.

      The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBIT A and EXHIBIT B, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

      Each Note shall be dated the date of its authentication. The terms of the Notes set forth in EXHIBIT A and EXHIBIT B, respectively are part of the terms of this Indenture.

      SECTION 2.2 EXECUTION, AUTHENTICATION AND DELIVERY.

      (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

      (b) Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      (c) The Indenture Trustee shall upon receipt of the Issuer Order, authenticate and deliver the Class A Note and the Class B Note for original issue in an aggregate principal amount of $19,204,362.00 and $979,453.00, respectively. The Class A Notes and the Class B Notes outstanding at any time may not exceed such respective amounts.

      (d) Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof (except for one Note which may be issued in a denomination other than an integral multiple of $1,000 in excess thereof).

      (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      SECTION 2.3 [RESERVED].

      SECTION 2.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

      (a) The Issuer shall cause to be maintained a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Paying Agent shall be "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

      (b) If a Person other than the Paying Agent is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and the Paying Agent prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Paying Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee and the Paying Agent shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

      (c) Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, and a like aggregate principal amount.

      (d) At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive.

      (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to EXHIBIT A and EXHIBIT B, as the case may be, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Paying Agent may require.

      (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to SECTION 9.6 not involving any transfer.

      (h) Notwithstanding, the preceding provisions of this Section, the Issuer shall not be required to make, and the Note Registrar shall not register, transfers or exchanges of Notes selected for redemption for a period of 15 days preceding the due date for any payment with respect to the Note.

      (i) Each transfer of a Note pursuant to this SECTION 2.4 shall comply in all respects with the requirements of SECTION 2.14. The Note Registrar shall not register any transfer of any Note that is not made in compliance with the provisions of SECTION 2.14 and any transfer purported to be made that is not in compliance with the provisions of SECTION 2.14 shall be null and void.

      SECTION 2.5 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

      (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Issuer such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents such original Note for payment, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

      (b) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

      (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      SECTION 2.6 PERSONS DEEMED OWNER.

      Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      SECTION 2.7 PAYMENTS ON THE NOTES.

      (a) The Notes shall accrue interest daily and such interest shall be payable to the respective Noteholders on each Distribution Date. The Deal Agent shall determine the Note Interest to be due on each Distribution Date and shall advise the Servicer, the Paying Agent and the Indenture Trustee thereof on the third Business Day preceding such Distribution Date. All payments of interest or principal payable on any Note shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date no later than 11:00 am by wire transfer of immediately available funds to the account specified by such Person on the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to SECTION 3.2 hereof. Any funds represented by any such checks returned undelivered shall be held in accordance with SECTION 3.3.

      (b) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the Note Interest Rate to the extent lawful. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a special record date, which date shall be at least five Business Days prior to the Distribution Date. The Issuer shall fix or cause to be fixed any such special record date and Distribution Date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder, the Paying Agent and the Indenture Trustee a notice that states the special record date, the Distribution Date and the amount of defaulted interest to be paid. The Issuer, the Indenture Trustee and the other parties to the Basic Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Basic Documents shall ever be construed to provide for interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by Applicable Law from time to time in effect. Neither the Issuer nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Outstanding Amount or any other obligation hereunder or under the Notes shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under Applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Basic Documents which may be in conflict or apparent conflict herewith.

      SECTION 2.8 CANCELLATION.

      All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

      SECTION 2.9 RELEASE OF COLLATERAL.

      The Indenture Trustee shall, on or after the date on which the Notes have been paid in full, release any remaining portion of the Collateral from the lien created by this Indenture. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this SECTION 2.9 only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1.

      SECTION 2.10 INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.

      (a) If either (i) the introduction of, any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or any change in the interpretation of, any law or regulation or (ii) the compliance by an Affected Party with any guideline or request, from any central bank or other Governmental Authority (whether or not having the force of law), shall (A) subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to the Indenture or the Notes, or on any payment made hereunder, (B) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) impose any other condition affecting a Note Investor's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

      (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Issuer shall pay directly to such Affected

Party such additional amount or amounts as will compensate such Affected Party for such reduction.

      (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this section, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of the Notes hereunder, then within ten days after demand by such Affected Party, the Issuer shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it.

      (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Servicer a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error.

      (e) If a Note Investor shall notify the Deal Agent that a Eurodollar Disruption Event as described in clause (i) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Issuer, whereupon the Outstanding Amount in respect of which interest accrues at the Adjusted Eurodollar Rate shall immediately accrue at the Base Rate.

      SECTION 2.11 TAXES.

      (a) All payments made by the Issuer or the Servicer under this Indenture will be made free and clear of and without deduction or withholding for or on account of any Taxes. If any Taxes are required to be withheld from any amounts payable to the Deal Agent, the Liquidity Agent or any Secured Party, then the amount payable to such Person will be increased (such increase, the "ADDITIONAL AMOUNT") such that every net payment made under this Agreement after withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on a Note Investor or the Deal Agent, respectively, with respect to payments required to be made by the Issuer or the Servicer under this Indenture, by a taxing jurisdiction in which such Note Investor or the Deal Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be).

      (b) The Issuer will indemnify each Affected Party for the full amount of Taxes payable by such Person in addition to Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made within ten days from the date a written invoice therefor is delivered to the Issuer.

      (c) Within 30 days after the date of any payment by the Issuer of any Taxes in connection with a deduction or withholding described in subsection (a) above, the Issuer will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

      (d) If a Note Investor is not created or organized under the laws of the United States or a political subdivision thereof, such Note Investor shall deliver to the Issuer, with a copy to the Deal Agent, (i) within 15 days after the date hereof, or, if such Note Investor becomes a Note Investor after the Closing Date, the date on which such Note Investor becomes a Note Investor hereunder, two (or such other number as may from time to time be prescribed by Applicable Law) duly completed copies of IRS Form W-8BEN or Form W-8ECI (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable
Law), as appropriate, to permit the Issuer to make payments hereunder for the account of such Note Investor, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this SECTION 2.11(D), copies (in such numbers as may from time to time be prescribed by Applicable
Law) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Law to permit the Issuer to make payments hereunder for the account of such Note Investor, without deduction or withholding of United States federal income or similar Taxes.

      (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Note Investors in connection with this Indenture or the funding or maintenance of the Outstanding Amount hereunder, the Note Investors are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section, then within 10 days after demand by the Note Investors, the Issuer shall pay to the Note Investors such additional amount or amounts as may be necessary to reimburse the Note Investors for any amounts paid by them.

      (f) Without prejudice to the survival of any other agreement of the Issuer hereunder, the agreements and obligations of the Issuer contained in this section shall survive the termination of this Indenture.

      SECTION 2.12 [RESERVED].

      SECTION 2.13 [RESERVED].

      SECTION 2.14 CERTAIN TRANSFER RESTRICTIONS.

      No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is (i) pursuant to a valid registration under the Securities Act and any applicable state securities or "Blue Sky" laws, (ii) pursuant to Rule 144A or (iii) pursuant to another exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state securities or "Blue Sky" laws. Prior to any sale or transfer of the Notes described in clauses (ii) and (iii) above, each prospective purchaser of the Notes will be deemed to have represented to the Indenture Trustee and the Note Registrar and agreed as follows:

      (1) It is a qualified institutional buyer as defined in Rule 144A and is acquiring the Notes for its own institutional account or for the account of a qualified institutional buyer.

      (2) The purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been registered under the Securities Act and that (A) the Notes may be offered, resold, pledged or otherwise transferred only (i) to a person who the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144A under the Securities Act, (ii) to the Transferor or (iii) pursuant to an effective registration statement, and in each case, in accordance with any applicable laws of any State of the United States or any other applicable jurisdiction and (B) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in (A) above.

      (3) It understands that the Notes will bear a legend substantially as set forth in SECTION 2.15.

      (4) It acknowledges that the Indenture Trustee, the Issuer, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements. If it is acquiring any Notes for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

      (5) It is not acquiring the Notes with plan assets of any "employee benefit plan" subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any "plan" subject to Section 4975 of the Code (a "PLAN ENTITY") unless its purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

      In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Indenture Trustee or the Issuer, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Neither the Issuer nor the Indenture Trustee is obligated to register the Notes under the Securities Act or any state securities laws.

      In determining compliance with the transfer restrictions contained in this
SECTION 2.14, the Indenture Trustee may rely upon a written opinion of counsel (which may include in-house counsel of the transferor), the cost of obtaining which shall be an expense of the Holder of the Note to be transferred.

      Notwithstanding any provision to the contrary herein contained, each of the parties recognize and hereby agree that the Initial Class A Noteholder and the Initial Class B Noteholder may each transfer any portion or all of its respective right, title and interest in, to and under any Note owned by it to any Person from time to time providing liquidity or credit support to such Noteholder without compliance with the provisions of this SECTION 2.14 (other than the provisions set forth in the first sentence of this SECTION 2.14); PROVIDED, HOWEVER, that no such transferee may be an employee benefit plan, trust, annuity or account subject to ERISA or a plan described in SECTION 4975(E)(1) of the code, an indenture trustee of any of the foregoing, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include assets of any of the foregoing.

      SECTION 2.15 LEGENDING OF NOTES.

      Each Note shall bear a legend in substantially the following form:

      THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933) (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) TO THE SELLER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY TO THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE, (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), AN INDENTURE TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE

PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND, UNLESS THE ACQUISITION OR TRANSFER AND CONTINUED HOLDING OF THE NOTES WILL NOT, AND BY ITS ACCEPTANCE AND HOLDING OF ANY NOTES, THE TRANSFEREE WILL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING OF THE NOTES WILL NOT, RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR
SECTION 4975 OF THE CODE. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS, IRA's (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

      SECTION 2.16 PROVISION OF INFORMATION TO PROSPECTIVE PURCHASERS; RULE 144A MATTERS.

      For so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer shall provide the Indenture Trustee and the Indenture Trustee shall, upon the request of any Holder of such Note, make available to such Holder and any prospective purchaser of such Note designated by such Holder the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE III

                                    COVENANTS

      SECTION 3.1. DISTRIBUTIONS.

      The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause the Paying Agent to distribute all amounts on deposit in the Collection Account on each Distribution Date, in the order of priority set forth within the following subsections:

      (a) beginning with the Distribution Date in September 2000, to the extent of the sum of (i) the Class A Collections received for the related Collection Period, (ii) the Required Reserve Account Withdrawal (if any) and (iii) any Investment Earnings from the Class A Sub-Account and the Reserve Account received in the related Collection Period:

            (A) to each Hedge Counterparty under any Class A Hedge Transaction, any amounts owing to such Hedge Counterparty in respect of the related Hedge Transaction;

            (B) to the Servicer, the Servicing Fee accrued for the related Collection Period (or, if the Back-Up Servicer has assumed servicing duties, the Servicing Fee as calculated pursuant to Section 4.9(b) of the Transfer and Servicing Agreement, all Transition Costs and its out-of-pocket expenses not previously reimbursed pursuant to Section 6.7(a));

            (C) to the Backup Servicer, the Backup Servicer Fee and its out-of-pocket expenses not previously reimbursed pursuant to Section 6.7(a);

            (D) to the Collateral Custodian, the Collateral Custodian Fee and its out-of-pocket expenses not previously reimbursed pursuant to Section 6.7(a);

            (E) to the Class A Note Investor, the related Note Interest accrued during the related Interest Period and any past due interest;

            (F) to the Deal Agent, amounts to cover Increased Costs related to any Class A Note Investor;

            (G) to the Class A Note Investor, the Class A Targeted Principal Amount;

            (H) prior to the Termination Date or the occurrence of a Trigger Event, to the Reserve Account, until such time as the amount on deposit in the Reserve Account is equal to the Reserve Account Required Amount;

            (I) after (i) the Termination Date or (ii) the occurrence of a Trigger Event (for so long as such Trigger Event occurs), to the Class A
      Note Investor to reduce the balance of the Class A Note until the Class A
      Note is paid in full;

      (b) beginning with the Distribution Date in September 2000, to the extent of the sum of (i) the Class B Collections received for the related Collection Period, (ii) all amounts remaining after all payments to be made pursuant to CLAUSE (A) above and (iii) any Investment Earnings from the Class B Sub-Account received in the related Collection Period:

            (A) to each Hedge Counterparty under a Class B Hedge Transaction, any amounts owing to such Hedge Counterparty in respect of the related Hedge Transaction;

            (B) to the Backup Servicer, the Backup Servicer Fee and its out-of-pocket expenses to the extent not paid pursuant to SECTION 3.1(A)(C);

            (C) to the Collateral Custodian, the Collateral Custodian Fee and its out-of-pocket expenses not paid pursuant to SECTION 3.1(A)(D);

            (D) to the Class B Note Investor, the related Note Interest accrued during the related Interest Period and any past due interest;

            (E) to the Deal Agent, amounts to cover Increased Costs related to any Class B Note Investor;

            (F) all remaining amounts shall be used to reduce the principal balance of the Class B Note until the Class B Note is paid in full;

      (c) on the first Distribution Date after the occurrence of the Termination Date, the Termination Date Reserve Account Withdrawal Amount shall be distributed to the Class A Note Investor for application to the reduction to zero of the Class A Outstanding Amount;

      (d) on the Distribution Date in August 2000, to the Class A Investor, the August 2000 Class A Distribution Amount, to be applied to the reduction of the Class A Outstanding Amount and, to the Class B Investor, the August 2000 Class B Distribution Amount, to be applied to the reduction of the Class B Outstanding Amount; and

      (e) any amounts remaining in the Collection Account on a Distribution Date (other than the Distribution Date in August 2000) after distributions have been made pursuant to CLAUSES (A), (B) and (C) above, shall be distributed to the Issuer.

      SECTION 3.2. MAINTENANCE OF OFFICE OR AGENCY.

      The Issuer will maintain in Charlotte, North Carolina, an office or agency where Notes may be surrendered for registration of transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Note Registrar to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Note Registrar of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Note Registrar with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Note Registrar as its agent to receive all such surrenders, notices and demands.

      SECTION 3.3. MONEY FOR PAYMENTS TO BE HELD IN TRUST.

      (a) On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account all Collections, such amounts to be held in trust for the benefit of the Persons entitled thereto and shall promptly notify the Indenture Trustee of its action or failure so to act.

      (b) First Union shall act as the initial Paying Agent hereunder and is hereby authorized by the Issuer to make payments to and distributions from the Collection Account.

      (c) The Paying Agent hereby agrees with the Indenture Trustee, subject to the provisions of this Section, to:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

            (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

      (d) [Reserved].

      (e) Subject to applicable laws with respect to the escheat of funds, any money held by the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Paying Agent in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Paying Agent, before being required to make any such repayment to the Issuer, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Paying Agent shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of the Paying Agent, at the last address of record for each such Holder).

      SECTION 3.4. EXISTENCE.

      (a) The Issuer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

      (b) The Issuer will do all things necessary to maintain its corporate existence separate and apart from the Transferor and the Servicer and all other Affiliates of the Transferor and the Servicer, including, without limitation,
(i) practicing and adhering to partnership formalities, such as maintaining appropriate books and records; (ii) having a general partner which is a limited purpose limited liability company with a member that is a corporation having a board of directors at least one member of which is not an officer, director or employee of any of its Affiliates; (iii) refraining from holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates; (iv) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (v) maintaining all of its financial records separate and apart from those of any other

Person and ensuring the Servicer's consolidated financial statements relating to the Issuer and its Affiliates on a consolidated basis contain appropriate disclosures concerning the Issuer's separate existence; (vi) accounting for and managing all of its liabilities separately from those of any of its Affiliates;
(vii) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Issuer, the Transferor, the Servicer or any other Affiliate of the Issuer to substantively consolidate assets and liabilities of the Issuer with the assets and liabilities of any such Person or any other Affiliate of the Issuer; (viii) maintaining adequate capitalization in light of its business and purpose; and
(ix) conducting all of its business (whether written or oral) solely in its own name.

      SECTION 3.5. PROTECTION OF COLLATERAL.

      The Issuer intends the security interests Granted pursuant to this Indenture in favor of the Secured Parties to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent on behalf of the Indenture Trustee, for the benefit of the Class A Secured Parties and the Class B Secured Parties, respectively, a first lien on and a first priority, perfected security interest in the Class A Collateral or the Class B Collateral, as the case may be. The Issuer will from time to time prepare (or cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (i) Grant more effectively all or any portion of the Collateral to the related Secured Party;

            (ii) maintain or preserve the liens and security interests (and the priorities thereof) in favor of the Collateral Agent on behalf of the Indenture Trustee for the benefit of the respective Secured Parties created by this Indenture or carry out more effectively the purposes hereof,

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any of the Collateral;

            (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties; and

            (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

      The Issuer hereby designates the Collateral Agent as its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by this Section.

      SECTION 3.6 OPINIONS AS TO COLLATERAL.

      (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Deal Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Collateral Agent on behalf of the Indenture Trustee, for the benefit of the Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

      (b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee, Collateral Agent and the Deal Agent either (i) an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, with respect to possession of the Contracts by the Collateral Custodian and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or (ii) an Officer's Certificate stating that no such action is necessary to maintain such lien and security interest and stating that no event or occurrence that would necessitate or require any action to be taken to maintain such lien and security interest has occurred. The Opinion of Counsel set forth in clause (i) above shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until January 30 in the following calendar year.

      SECTION 3.7 PERFORMANCE OF OBLIGATIONS; SERVICING OF CONTRACTS.

      (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

      (b) The Issuer may contract with other Persons acceptable to the Deal Agent to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

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
      (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate this Indenture or any provision hereof without the consent of the Indenture Trustee, the Deal Agent and the Holders of at least a majority of the Outstanding Amount of the Class A Notes and the Class B Notes.

      (d) If a Responsible Officer of the Issuer shall have actual knowledge of the occurrence of a Servicer Termination Event under the Transfer and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof in accordance with SECTION 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Contracts, the Issuer shall take all reasonable steps available to it to remedy such failure.

      (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Transferor of their respective duties under the Basic Documents (x) without the prior consent of the Deal Agent), or (y) if the effect thereof would adversely affect the Holders of the Notes.

      SECTION 3.8 HEDGE REQUIREMENTS.

      The Issuer shall enter into one or more Hedge Transactions for the Class A Note and the Class B Note, respectively, for the purpose of hedging its obligations under this Indenture, provided that each such Hedge Transaction shall be entered into with a Hedge Counterparty and governed by a Hedging Agreement and all payments made by the Hedge Counterparty with respect to each such Hedge Transaction shall be made to the Collection Account. As additional security hereunder, Issuer hereby assigns to the Indenture Trustee on behalf of the Holders of the Class A Note and the Class B Note, respectively, all right, title and interest of Issuer in each related Hedging Agreement, each related Hedge Transaction, and all present and future amounts payable by a related Hedge Counterparty to the Issuer under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("HEDGE COLLATERAL"), and grants a security interest to the Collateral Agent on behalf of the Indenture Trustee for the benefit of the Class A Secured Parties and the Class B Secured Parties in the Class A Collateral and the Class B Collateral, respectively. Issuer acknowledges that, as a result of that assignment, Issuer may not, without the prior written consent of the Class A Note Investor and the Class B Note Investor, respectively, exercise any rights under any related Hedging Agreement or Hedge Transaction, except for Issuer's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Issuer's obligations under this Section 3.8.

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
Nothing herein shall have the effect of releasing the Issuer from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of any Secured Party to the performance by the Issuer of any such obligations. The Issuer shall enter into one or more ISDA Master Agreements, together with related schedules thereto, each in form and substance satisfactory to the Deal Agent, no later than August 22, 2000.

      SECTION 3.9 NEGATIVE COVENANTS.

      So long as any Notes are Outstanding, the Issuer shall not:

            (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Deal Agent;

            (ii) claim any credit on, or make any deduction from the payment of the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral; or

            (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics liens and other liens that arise subsequent to the Closing Date by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics, or other lien) security interest in the Collateral or
      (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Deal Agent.

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      SECTION 3.10 ANNUAL STATEMENT AS TO COMPLIANCE.

      The Issuer will deliver to the Indenture Trustee and the Deal Agent, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended April 30, 2001) an Officer's Certificate stating that

            (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

            (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

      SECTION 3.11 ISSUER MAY NOT CONSOLIDATE.

      The Issuer will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of any of its assets (whether now owned or hereafter acquired) except as expressly permitted under the Basic Documents, or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

      SECTION 3.12 AMENDMENT TO PARTNERSHIP AGREEMENT

      The Issuer will not amend, modify or otherwise make any change to its partnership agreement or its certificate of formation to delete or otherwise nullify or circumvent the provisions set forth on EXHIBIT D hereto.

      SECTION 3.13 NO OTHER BUSINESS.

      The Issuer shall not engage in any business other than the purchase of Contracts and other Collateral from the Transferor, the financing and/or resale of such Contracts and other Collateral and the other transactions permitted or contemplated by this Indenture and the Basic Documents and activities incidental thereto.

      SECTION 3.14 NO BORROWING.

      The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes,
(ii) any Hedge Transaction or (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Contracts and other Collateral and the other assets specified in the Transfer and Servicing Agreement, to fund the Reserve Account and to pay the Issuer's organizational, transactional and start-up expenses.

      SECTION 3.15 SERVICER'S OBLIGATIONS.

      The Issuer shall cause the Servicer to comply with Sections 4.9 (Servicer's Certificate), 4.10 (Annual Statement of Compliance, Notice of Servicer Termination Event) and 4.11 (Annual Independent Accountants' Report).

      SECTION 3.16 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

      Except as contemplated by the Transfer and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

      SECTION 3.17 CAPITAL EXPENDITURES.

      The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

      SECTION 3.18 COMPLIANCE WITH LAWS.

      The Issuer shall comply with the requirements of all Applicable Laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

      SECTION 3.19 RESTRICTED PAYMENTS.

      The Issuer shall not, directly or indirectly, (i) except to the extent and in such amount that funds have been distributed to the Issuer pursuant to
SECTION 3.1(C), pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof to any general partner or limited partner of the Issuer or otherwise with respect to any partnership interest or security in or of the Issuer, or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made distributions to the Servicer, the Deal Agent and the Indenture Trustee as permitted by, and to the extent funds are available for such purpose under, the Transfer and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

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      SECTION 3.20 NOTICE OF EVENTS OF DEFAULT.

      Upon a general partner (or a Responsible Officer thereof) of the Issuer having actual knowledge thereof, the Issuer agrees to give the Transferor, the Servicer, the Indenture Trustee, the Deal Agent prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement.

      SECTION 3.21 FURTHER INSTRUMENTS AND ACTS.

      Upon request of the Indenture Trustee or the Deal Agent, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

      SECTION 3.22 AMENDMENTS OF TRANSFER AND SERVICING AGREEMENT.

      The Issuer shall not agree to any amendment to Section 13.1 of the Transfer and Servicing Agreement to eliminate the requirements thereunder unless the Indenture Trustee, the Deal Agent or the Holders of the Notes consent to amendments thereto as provided therein.

      SECTION 3.23 INCOME TAX CHARACTERIZATION.

      For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer shall treat the Notes as indebtedness of the Issuer and hereby instructs the Indenture Trustee to treat such Notes as indebtedness of the Issuer for federal state tax reporting purposes.

      SECTION 3.24 TRANSACTIONS WITH AFFILIATES.

      The Issuer shall not enter into, or be a party to, any transaction with any of its Affiliates, except the transactions permitted or contemplated by this Indenture or any other Basic Document.

      SECTION 3.25 LOCATION OF OFFICES; CORPORATE NAME.

      The Issuer shall not, without providing 30 days prior written notice to the Indenture Trustee and without filing such amendments to any previously filed financing statements as the Secured Parties may require (a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with this Indenture misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC. The Issuer shall at all times maintain each office in which it holds or services Contracts and its principal executive office within the United States of America.

      SECTION 3.26 [RESERVED].

      SECTION 3.27 MAINTENANCE OF BOOKS AND RECORDS; INSPECTIONS.

      The Issuer shall maintain its books and records separate from the books and records of any other entity. The officers of the Deal Agent, or such employees of the Deal Agent as the Deal Agent may designate, with reasonable notice, may visit and inspect any of the properties of the Issuer, examine (either by the Deal Agent or the Deal Agent's agents or employees) any of the Collateral, or other assets of the Issuer, including the books of account of the Issuer, and discuss the affairs, finances and accounts of the Issuer with its officers and with its independent accountants, at such times as they may reasonably desire.

      The Deal Agent may conduct at any time, with reasonable notice, and from time to time, and the Issuer will fully cooperate with, field examinations and audits of the inventory, Contracts and business affairs of the Issuer. Such examination will be conducted no more than twice per year, except upon the occurrence of any material adverse change in the financial condition of a Issuer. The Issuer shall reimburse the Deal Agent for all out-of-pocket costs and expenses in connection with such examinations.

      SECTION 3.28 NO COMMINGLING.

      The Issuer shall maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity.

      SECTION 3.29 YEAR 2000 COMPATIBILITY.

      The Issuer shall take all necessary action to assure that, after January 1, 2000, the Issuer's computer system is able to operate and effectively process data including dates on and after January 1, 2000. At the request of the Deal Agent, the Issuer shall provide assurance acceptable to the Deal Agent of the Issuer's Year 2000 compatibility.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

      SECTION 4.1 SATISFACTION AND DISCHARGE OF INDENTURE.

      This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) SECTIONS 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the
rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under SECTION 6.7 and the obligations of the Indenture Trustee under SECTION 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on

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
demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

      (A)   either

            (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in SECTION 2.5 and (ii) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.3) have been delivered to the Indenture Trustee for cancellation; or

            (2)   all  Notes  not  theretofore   delivered  to  the  Indenture
      Trustee for cancellation

                  (i)   have become due and payable,

                  (ii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

and the Issuer, in the case of (i) or (ii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore called for redemption pursuant to SECTION 10.1 Redemption Date;

      (B) the Issuer has delivered to the Indenture Trustee and the Deal Agent an Officer's Certificate (and, if required, an Opinion of Counsel), meeting the applicable requirements of SECTION 11.1(A) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      SECTION 4.2 APPLICATION OF MONEY HELD IN TRUST.

      All moneys deposited with the Paying Agent pursuant to SECTION 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment of all sums due and to become due thereon for principal and interest to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Paying Agent; but such moneys need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

      SECTION 4.3 REPAYMENT OF MONIES HELD BY PAYING AGENT.

      In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by the Paying Agent under the provisions of this Indenture with

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
respect to such Notes shall be applied according to SECTION 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    REMEDIES

      SECTION 5.1 EVENTS OF DEFAULT.

      "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) failure on the part of the Issuer to make any payment of interest or principal which is or has become due under the terms of the Basic Documents when the same becomes due and payable, and such default shall continue for a period of two (2) Business Days; or

            (b) failure on the part of the Issuer to duly observe or to perform in any material respect any other covenants or agreements of the Issuer set forth in any Basic Document, which failure shall continue unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure is given to the Issuer by the Deal Agent or the Indenture Trustee or (ii) the date on which an Authorized Officer of the Issuer or the Transferor, as the case may be, has actual knowledge thereof; or

            (c) Any representation or warranty of the Issuer in any of the Basic Documents is discovered to be untrue in any material respect or any statement or certificate furnished by the Issuer pursuant hereto is discovered to be untrue in any material respect on the date as of which the facts therein set forth or so certified were deemed to have been made; or

            (d) If the Issuer (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or for a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect; or (iv) shall have had any such action or application filed or any such proceeding commenced against it in which an order for relief is requested or entered or an adjudication or appointment is made (which application or proceeding is not dismissed within sixty (60) days of filing); or (v) shall indicate, by any act or omission, its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship or the occurrence of any event or existence of any condition which could be the ground, basis or cause for any action, application, proceeding or petition described in this SECTION 5.1(D).

            (e) The Issuer voluntarily or involuntarily is dissolved, terminates or is terminated.

            (f) The entry of a final judgment for the payment of money in excess of $20,000 against the Issuer which, within thirty (30) days after such entry, shall not have been vacated, discharged or stayed or bonded pending appeal.

            (g) The occurrence of a Servicer Termination Event.

            (h) The assignment or attempted assignment by the Issuer of any of its rights under any of the Basic Documents, or delegation or attempted delegation by the Issuer of any of its obligations under any of the Basic Documents, without first obtaining the specific written consent of the Secured Parties, or the granting by the Issuer of any Lien on any Collateral to a Person other than the Indenture Trustee on behalf of the Secured Parties.

            (i) On or after October 2, 1998, any Change in Control shall occur as to the Transferor.

            (j) A payment shortfall with respect to clause (a)(F) of SECTION 3.1 shall exist on two consecutive Distribution Dates.

            (k) The Delinquency Ratio averaged over any three consecutive Collection Periods shall equal or exceeds 16.0%.

            (l) The Net Loss Ratio averaged over any three consecutive Collection Periods shall equal or exceed 21.0%.

            (m) The Secured Parties (through the Collateral Agent) shall fail for any reason to have a valid and perfected first priority security interest in the Collateral and the proceeds thereof.

            (n) There shall be a material breach by the Transferor or Issuer of their respective obligations under the Basic Documents.

            (o) The active provider of any Hedging Agreement shall fail to transfer its rights and obligations under each Hedge Transaction pursuant to clause (ii)(B) of the definition of Hedge Counterparty.

            (p) The Issuer shall be required to register as an investment company under the Investment Company Act of 1940.

      The Issuer shall deliver to the Transferor, the Servicer, the Indenture Trustee and the Deal Agent, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (b), its status and what action the Issuer is taking or proposes to take with respect thereto.

      SECTION 5.2 REMEDIES UPON EVENT OF DEFAULT.

      (a) Upon the occurrence of one or more Events of Default, the Deal Agent shall have the right to obtain physical possession of all files of the Issuer relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Issuer or any third party acting for the Issuer.

      (b) Upon the occurrence of one or more Events of Default, the Deal Agent on behalf of the Secured Parties shall have the right to dispose of the Collateral or any portion thereof or rights therein at one or more public or private sales conducted in any manner permitted by law or in any commercially reasonable manner, or as provided by law. Without limiting the rights of the Deal Agent hereunder, the Deal Agent as agent for the Secured Parties shall be entitled, without limitation, to place the Contracts (together with all portions of the Collateral related thereto) which it recovers after any default in a pool for issuance of automobile loan receivable-backed securities at the then prevailing price for such securities and to sell such securities for such prevailing price in the open market, which the Issuer agrees shall constitute a commercially reasonable disposition of collateral for all purposes. The Deal Agent as agent for the Secured Parties shall also be entitled to sell any or all of such Contracts (together with all portions of the Collateral related thereto) individually for the prevailing price, which, the Issuer agrees shall constitute a commercially reasonable disposition of such collateral for all purposes. The specification in this SECTION 5.2(B) of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the UCC) at the option of the Deal Agent.

      (c) After the occurrence of an Event of Default, all Class A Notes not held by an Issuer Affiliate shall accrue interest at the Prime Rate plus 2.0% (the "CLASS A DEFAULT RATE") and all Class B Notes not held by an Issuer Affiliate shall accrue interest at 25% per annum (the "CLASS B DEFAULT RATE").

      SECTION 5.3 TRIGGER EVENTS.

      The occurrence and continuance of any one of the following events shall be a "TRIGGER EVENT":

            (a) On any date of determination, the Delinquency Ratio averaged over any three consecutive Collection Periods shall equal or exceed 13.0%;

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
            (b) On any date of determination, the Net Loss Ratio averaged over any three consecutive Collection Periods shall equal or exceed 17.0%.

      SECTION 5.4 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

      (a) The Issuer covenants that if (i) default is made in the payment of any principal or interest on any Note when the same becomes due and payable and such default continues for a period of two (2) Business Days, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

      (b) Each Secured Party hereby irrevocably and unconditionally appoints the Deal Agent as its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Deal Agent as well as in the name, place and stead of such Secured Party such acts, things and deeds for or on behalf of and in the name of such Secured Party under this Indenture (including specifically under this SECTION 5.4) and under the Basic Documents which such Secured Party could or might do or which may be necessary, desirable or convenient in such Deal Agent's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation. following the occurrence of an Event of Default, exercise full rights power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral.

      (c) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion but with the consent of the Deal Agent and shall, at the direction of the Deal Agent, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee or the Deal Agent shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

      (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or Indenture Trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee,

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
irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

            (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of an Indenture Trustee, standby Indenture Trustee or person performing similar functions in any such proceedings;

            (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any Indenture Trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

      (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of an Indenture Trustee in bankruptcy or similar person.

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
      (f) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

      (g) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

      SECTION 5.5 LIMITATION OF NOTEHOLDER RIGHTS.

      (a) Each Holder of a Class A Note hereby agrees, solely in its capacity as a Class A Note Investor, that it shall have no rights, title or interest in or to any assets of the Issuer other than the Class A Collateral, including but not limited to, any of the Class B Collateral. To the extent that such Holder shall be deemed to have any interest in the Class B Collateral, such Holder hereby agrees that its interest in such assets is subordinate to the claims or rights of the Class B Note Investors. The provisions of this SECTION 5.5(A) shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

      (b) Each Holder of a Class B Note hereby agrees, solely in its capacity as a Class B Note Investor, that it shall have no right, title or interest in or to any assets of the Issuer other than the Class B Collateral, including but not limited to, any of the Class A Collateral (except to the extent that it is entitled to receive amounts pursuant to SECTION 3.1(B)). To the extent that such Holder shall be deemed to have any interest in the Class A Collateral (other than to the extent that it is entitled to receive amounts pursuant to SECTION 3.1(B)), such Holder hereby agrees that its interest in such assets is subordinate to the claims or rights of the Class A Note Investors. The provisions of this SECTION 5.5(B) shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

      (c) Notwithstanding anything in this Indenture to the contrary, if either or both the Class A Note Investor or the Class B Note Investor is an Issuer Affiliate, all Notes held by such Issuer Affiliate shall be excluded from all voting hereunder and the amount of such Notes shall be deemed to be not Outstanding for determining the Outstanding Amount for purposes of voting, consents and the exercise of rights and remedies hereunder and for the purpose of SECTION 5.8(B).

      (d) The provisions of this SECTION 5.5 shall survive the termination of this Indenture.

      SECTION 5.6 [RESERVED].

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
      SECTION 5.7 [RESERVED].

      SECTION 5.8 LIMITATION OF SUITS.

      Subject to SECTION 11.18, no Holder of any Class A Note or Class B Note (other than the Initial Class A Note Investor and the Initial Class B Note Investor) shall have any right to institute, or encourage others to institute, any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (b) the Deal Agent and the Holders of not less than 51% of the Outstanding Amount of the Notes have consented in writing to the institution of such proceeding;

            (c) such Holder or Holders requesting the institution of such proceeding have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request,

            (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no Holders requesting the institution of such proceeding shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

      In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding and other provisions of this Indenture.

      SECTION 5.9 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

      Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this

                                       44
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Indenture (or, in the case of redemption, on or after the Redemption Date) and, subject to SECTION 11.18, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      SECTION 5.10 RESTORATION OF RIGHTS AND REMEDIES.

      If the Deal Agent or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

      SECTION 5.11 RIGHTS AND REMEDIES CUMULATIVE.

      No right or remedy herein conferred upon or reserved to the Deal Agent or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.12 DELAY OR OMISSION NOT A WAIVER.

      No delay or omission of the Deal Agent or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

      SECTION 5.13 [RESERVED].

      SECTION 5.14 WAIVER OF PAST DEFAULTS.

      The Deal Agent and the Holders of Notes of not less than a majority of the Outstanding Amount of the Class A Notes and the Class B Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

      SECTION 5.15 UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by the Deal Agent or any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 51% of the Outstanding Amount of the Class A Notes and the Class B Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

      SECTION 5.16 WAIVER OF STAY OR EXTENSION LAWS.

      The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 5.17 ACTION ON NOTES.

      The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

      SECTION 5.18 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

      (a) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and the Servicer,

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
as applicable, of each of their obligations to the Issuer under or in connection with the Transfer and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transfer and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Transferor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance or the Transferor or the Servicer of each of their obligations under the Transfer and Servicing Agreement.

      (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Deal Agent shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Transfer and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transfer and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

      SECTION 6.1 DUTIES OF INDENTURE TRUSTEE.

      (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

      (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

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
            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to SECTION 5.12.

      (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

      (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Transfer and Servicing Agreement.

      (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (g) Every provision of this Indenture in any way relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this SECTION 6.1.

      (h) The Indenture Trustee shall, upon no less than one Business Day's prior written notice to the Indenture Trustee, permit any representative of the Deal Agent, during the Indenture Trustee's normal business hours and at the Issuer's expense, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's actions, as such actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

      (i) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Transfer and Servicing Agreement.

      (j) [Reserved].

      (k) [Reserved].

      (l) In no event shall the Indenture Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Transfer and Servicing Agreement, except during such time, if any, as the Backup Servicer

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
shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer in accordance with the terms of the Transfer and Servicing Agreement.

      (m) Without limiting the generality of this SECTION 6.1, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Transfer and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or
(iv) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Transferor's or the Servicer's representations, warranties under the Transfer and Servicing Agreement.

      (n) Except for actions expressly authorized by this Indenture, the Indenture Trustee shall take no action reasonably likely to impair the security interests created or existing under any Contract or Financed Vehicle or to impair the value of any Contract or Financed Vehicle.

      (o) All information obtained by the Indenture Trustee regarding the Obligors and the Contracts, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Indenture Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Indenture or any applicable law or regulation.

      SECTION 6.2 RIGHTS OF INDENTURE TRUSTEE.

      (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in such document, including, without limitation, the Servicer's or the Issuer's compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on certificates signed by a Responsible Officer of the Servicer or the Issuer, as the case may be).

      (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel or as directed by the requisite amount of Noteholders provided herein.

      (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, such agent, attorney, custodian or nominee appointed with due care by it hereunder.

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
      (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

      (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request order or direction of any of the Holders of Notes or the Deal Agent, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Deal Agent shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

      (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing not less than 51% of the Outstanding Amount thereof; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Transfer and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

      SECTION 6.3 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE.

      The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. The Paying Agent and any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with
SECTION 6.11.

      SECTION 6.4 INDENTURE TRUSTEE'S DISCLAIMER.

      The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

      SECTION 6.5 NOTICE OF DEFAULTS.

      If an Event of Default occurs and is continuing and if it is either actually known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 30 days after such knowledge or notice occurs. Except in the case of a default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

      SECTION 6.6 REPORTS BY PAYING AGENT TO HOLDERS.

      The Paying Agent shall on behalf of the Issuer deliver to each Noteholder, at the request of any Noteholder, such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

      SECTION 6.7 COMPENSATION AND INDEMNITY.

      (a) Pursuant to SECTION 3.1, the Issuer shall, or shall cause the Servicer to, pay to the Backup Servicer and the Collateral Custodian from time to time compensation for its services. The Issuer shall or shall cause the Servicer to reimburse the Backup Servicer and the Collateral Custodian for all reasonable out-of-pocket expenses incurred or made by each such party, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Backup Servicer's and the Collateral Custodian's agents, counsel, accountants and experts.

      (b) The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or reasonable expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of their respective duties hereunder or under any of the Basic Documents. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under ARTICLE XII of the Transfer and Servicing Agreement. The Issuer shall or shall cause the Servicer to defend the claim, the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense to the extent that the same was incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

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
      (c) The Issuer's payment obligations to the Backup Servicer, Collateral Custodian and Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When any such party incurs expenses after the occurrence of a Default specified in SECTION 5.1(D) or (E) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, each of the Backup Servicer, the Collateral Custodian and the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to any such party hereunder and under the Basic Documents shall be recourse to the Collateral only and specifically shall not be recourse to the assets of the Issuer or any Noteholder. In addition, each of the Backup Servicer, the Collateral Custodian and the Indenture Trustee agrees that its recourse to the Issuer, the Collateral and the Transferor shall be limited to the right to receive the distributions referred to in SECTION 3.1.

      SECTION 6.8 REPLACEMENT OF INDENTURE TRUSTEE.

      (a) RESIGNATION. The Indenture Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer; PROVIDED that in the event that the Indenture Trustee resigns for any reason not referred to in SECTION 6.8(B)(I) through (V) below, the Indenture Trustee shall pay any reasonable acceptance fee of the successor Indenture Trustee (not to exceed $6000) that shall be negotiated by the outgoing Indenture Trustee, the successor Indenture Trustee and the Servicer; PROVIDED further that the Indenture Trustee shall not be required to pay any such acceptance fee for any resignation or discharge which is a result of a conflict of interest.

      (b) The Issuer may, with prior written consent of the Deal Agent, remove the Indenture Trustee, if:

            (i) the Indenture Trustee fails to comply with SECTION 6.11;

            (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, Indenture Trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

            (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law, is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

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            (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, Indenture Trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

            (v) the Indenture Trustee otherwise becomes incapable of acting.

      If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Indenture Trustee shall promptly deliver a notice of such resignation, removal or vacancy to the Noteholders and the Deal Agent shall appoint a successor Indenture Trustee acceptable to the Deal Agent and Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes. If the Deal Agent fails to appoint such a successor Indenture Trustee, the Issuer may appoint a successor Indenture Trustee and shall deliver a notice of such appointment to the Noteholders.

      A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Noteholders and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee, shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

      If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee is removed, the retiring Indenture Trustee, the Issuer or the Deal Agent may petition any court of competent for the appointment of a successor Indenture Trustee.

      If the Indenture Trustee fails to comply with SECTION 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

      Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

      Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under SECTION 6.7 shall continue for the benefit of the retiring Indenture Trustee.

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      SECTION 6.9 SUCCESSOR INDENTURE TRUSTEE BY MERGER.

      If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee.

      In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

      SECTION 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

      (a) Notwithstanding any other provisions of this Indenture, at any time, the Indenture Trustee with the prior written consent of the Deal Agent shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under SECTION 6.11 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under SECTION 6.8.

      (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

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            (ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder, including acts or omissions of predecessor or successor Indenture Trustees; and

            (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

      (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Agreement and the conditions of this Article VI. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

      (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, dissolve, become insolvent. become incapable of acting. resign or be removed. all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee.

      SECTION 6.11 ELIGIBILITY; DISQUALIFICATION.

      The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and shall have a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. The Indenture Trustee shall provide copies of such reports to the Deal Agent upon request.

      SECTION 6.12 [RESERVED].

      SECTION 6.13 APPOINTMENT AND POWERS.

      Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Wells Fargo Bank Minnesota, National Association as the Indenture Trustee with respect to the Collateral, and Wells Fargo Bank Minnesota, National Association hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Collateral for the Secured Parties and to perform the duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Secured Party hereby authorizes the

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Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Deal Agent may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Deal Agent delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

      SECTION 6.14 PERFORMANCE OF DUTIES.

      The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party or as directed in writing by the Deal Agent in accordance with and subject to this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Deal Agent. The Indenture Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Transfer and Servicing Agreement.

      SECTION 6.15 LIMITATION ON LIABILITY.

      Neither the Indenture Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Indenture, the Indenture Trustee shall incur no liability to the Issuer or the Secured Parties for any action taken or omitted by the Indenture Trustee in connection with the Collateral, except for negligence, bad faith or willful misconduct on the part of the Indenture Trustee, and, further, shall incur no liability to the Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Secured Parties. Subject to Section 6.16, the Indenture Trustee shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Indenture Trustee to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Indenture Trustee shall not be required to make any independent investigation with respect thereto. The Indenture Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Indenture Trustee may consult with

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counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Indenture Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Deal Agent unless it shall have received reasonable security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it.

      SECTION 6.16 RELIANCE UPON DOCUMENTS.

      In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

      SECTION 6.17 SUCCESSOR INDENTURE TRUSTEE.

      (a) MERGER. Any Person into which the Indenture Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Indenture Trustee is a party. shall (provided it is otherwise qualified to serve as the Indenture Trustee hereunder) be and become a successor Indenture Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of the security interest of the Secured Parties in the Collateral; PROVIDED that any such successor shall also be the successor Indenture Trustee under SECTION 6.9.

      (b) REMOVAL. The Indenture Trustee may at any time resign and be discharged from its obligations under this Agreement by giving 30 days' prior written notice thereof to the Servicer; PROVIDED that the Indenture Trustee shall pay all reasonable expenses of transferring custody of the Contract Files to a successor Indenture Trustee (and the Indenture Trustee shall have the opportunity to participate in negotiations of such expenses with such successor). The Indenture Trustee may be removed by the Deal Agent at any time (and shall be removed at any time that the Indenture Trustee has been removed), with or without cause, by an instrument or concurrent instruments in writing delivered to the Indenture Trustee, the other Secured Party and the Issuer. A temporary successor may be removed at any time to allow a successor Indenture Trustee to be appointed pursuant to subsection (c) below. Any resignation or removal pursuant to the provisions of this subsection (b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Indenture Trustee and the acceptance in writing by such successor Indenture Trustee of such appointment and of its obligation to perform

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its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Deal Agent of an Opinion of Counsel to the effect described in SECTION
3.6.

      (c) ACCEPTANCE BY SUCCESSOR. The Deal Agent shall have the sole right to appoint each successor Indenture Trustee. Every temporary or permanent successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Indenture Trustee, each Secured Party, the Collateral Custodian and the Issuer an instrument in writing accepting such appointment hereunder whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Secured Party, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or an Secured Party is reasonably required by a successor Indenture Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Indenture Trustee, any and all such written instruments shall, at the request of the temporary or permanent successor Indenture Trustee, be forthwith executed, acknowledged and delivered by the Indenture Trustee or the Issuer, as the case may be. The designation of any successor Indenture Trustee and the instrument or instruments removing any Indenture Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Indenture Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Indenture Trustee or to protect or continue the perfection of the security interests granted hereunder.

      SECTION 6.18 COMPENSATION.

      The Indenture Trustee shall not be entitled to any compensation for the performance of its duties hereunder other than the compensation it is entitled to receive in its capacity as Indenture Trustee.

      SECTION 6.19 REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE.

      The Indenture Trustee represents and warrants to the Issuer and to each Secured Party as follows:

      (a) DUE ORGANIZATION. The Indenture Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

      (b) CORPORATE POWER. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Indenture Trustee hereunder.

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      (c) DUE AUTHORIZATION. The execution and delivery by the Indenture Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Basic Documents.

      (d) VALID AND BINDING INDENTURE. The Indenture Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

      SECTION 6.20 WAIVER OF SETOFFS.

      The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Note Investor or its assets, the Collection Account or the Reserve Account and agrees that amounts in the Collection Account and the Reserve Account shall at all times be held and applied solely in accordance with the provisions hereof

      SECTION 6.21 CONTROL BY THE DEAL AGENT.

      The Indenture Trustee shall not comply with written notices and instructions given by the Issuer unless accompanied by the written consent of the Deal Agent, and the Indenture Trustee shall act upon and comply with written notices and instructions given by the Deal Agent alone in the place and stead of the Issuer.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

      SECTION 7.1 ISSUER TO FURNISH TO NOTE REGISTRAR NAMES AND ADDRESSES OF NOTEHOLDERS.

      The Issuer will furnish or cause to be furnished to the Note Registrar in writing on each Record Date and at such other times as the Note Registrar may request, a list, in such form as the Note Registrar may reasonably require, of the names and addresses of the Holders as of such Record Date. The Issuer will furnish or cause to be furnished such list to the Indenture Trustee upon request.

      SECTION 7.2 PRESERVATION OF INFORMATION: COMMUNICATIONS TO NOTEHOLDERS.

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      The Note Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Note Registrar as provided in SECTION 7.1 and the names and addresses of Holders otherwise received by the Note Registrar in its capacity as Note Registrar. The Note Registrar may destroy any list furnished to it as provided in such SECTION 7.1 upon receipt of a new list so furnished.

                                  ARTICLE VIII

                           DISBURSEMENTS AND RELEASES

      SECTION 8.1 COLLECTION OF MONEY.

      Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Transfer and Servicing Agreement. The Indenture Trustee shall apply all such money received by it, or cause the Paying Agent to apply all money received by it as provided in this Indenture and the Transfer and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Transfer and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in ARTICLE V.

      SECTION 8.2 RELEASE OF COLLATERAL.

      (a) Subject to the payment of its fees and expenses pursuant to SECTION
6.7 and the provisions of SECTION 11.1(B), the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments provided to it to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this ARTICLE VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

      (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee pursuant to SECTION 6.7 have been paid, (i) release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture (ii) provide written instruction to the Collateral Custodian to release all Contract Files to the Issuer pursuant to
Section 3.6(b) of the Transfer and Servicing Agreement and (iii) release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account or the Reserve Account, as the case may be. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this
SECTION 8.2(B) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, meeting the applicable requirements of SECTION 11.1.

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      SECTION 8.3 OPINION OF COUNSEL.

      The Indenture Trustee shall receive at least seven days' prior written notice when requested by the Issuer to take any action pursuant to SECTION 8.2(A), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee and the Deal Agent, stating the legal effect of any such action by the Indenture Trustee, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral and PROVIDED, FURTHER, that an Opinion of Counsel need not be given to take any action pursuant to SECTION 8.2(B). Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      SECTION 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

      (a) Without the consent of the Holders of any Notes but with the prior written consent of the Deal Agent, as evidenced to the Indenture Trustee and the Issuer, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Deal Agent, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture or to subject to the lien of this Indenture any additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

            (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

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            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; PROVIDED that such action shall not adversely affect the interests of the Holders of the Notes;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of ARTICLE VI; or

            (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any provision of Applicable Law.

      The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      (b) The Issuer and the Indenture Trustee, with the prior written consent of the Deal Agent, may, also without the consent of any of the Holders of the Notes enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action (as evidenced, at the request of the Indenture Trustee, by an Opinion of Counsel) shall not adversely affect in any material respect the interests of any Noteholder.

      SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

      The Issuer and the Indenture Trustee, also may with the prior written consent of the Deal Agent and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or chance any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

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            (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (iv) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

            (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Indenture Trustee to sell or liquidate the Collateral pursuant to SECTION 5.4(B);

            (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

            (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

      The Indenture Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

      It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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
      Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to each Rating Agency and the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this ARTICLE IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to SECTIONS 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      SECTION 9.4 EFFECT OF SUPPLEMENTAL INDENTURE.

      Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined. exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.5 [RESERVED].

      SECTION 9.6 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

      Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this ARTICLE IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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
                                    ARTICLE X

                               REDEMPTION OF NOTES

      SECTION 10.1 REDEMPTION.

      The Class A Note and the Class B Note are subject to redemption in whole, but not in part, on any Distribution Date. If the Notes are to be redeemed pursuant to this SECTION 10.1, the Servicer, the Transferor or the Issuer shall furnish written notice of such election (which notice shall contain the information required by SECTION 10.2(A)) to the Indenture Trustee and the Paying Agent not later than 60 days prior to the Redemption Date and the Issuer shall deposit the Redemption Price in the Collection Account. All such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with SECTION 10.2.

      SECTION 10.2 FORM OF REDEMPTION NOTICE.

      Notice of redemption under SECTION 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

      All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) the Redemption Price;

            (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in SECTION 3.2) and

            (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

      Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note. Any notice of redemption given pursuant to this SECTION 10.2 shall be irrevocable.

      SECTION 10.3 NOTES PAYABLE ON REDEMPTION DATE.

      The Notes to be redeemed shall, following notice of redemption as required by SECTION 10.2 on the Redemption Date become due and payable at the Redemption Price and (unless the

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
Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

      SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

      (a) Upon any application or request by the Issuer to the Indenture Trustee or the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Deal Agent (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) if required pursuant to the terms of this Indenture, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

      (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in SECTION 11.1(A) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Deal Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

            (ii) Other than with respect to the release of any Purchased Contracts or Liquidated Contracts, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Deal Agent an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

            (iii) Notwithstanding SECTION 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Collateral as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Collection Accounts and the Reserve Account as and to the extent permitted or required by the Basic Documents.

      SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

      (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      (c) Where any Person is required to make, give or execute two or more applications, requests, consents. certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a

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
condition of the granting of such application, or as evidence of the Issuer's compliance with an term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      SECTION 11.3 ACTS OF NOTEHOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to SECTION 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

      (c) The ownership of Notes shall be proved by the Note Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

      SECTION 11.4 NOTICES, ETC. TO INDENTURE TRUSTEE AND ISSUER.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

      (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office or at any other address previously furnished in writing to each Noteholder and the Issuer, or

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
      (b) The Issuer or the Transferor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail or sent by confirmed facsimile transmission and shall deemed to have been duly given upon receipt to the Issuer addressed to: Project Brave Limited Partnership, in care of First Investors Financial Services, Inc., 675 Bering Drive, Suite 710, Houston, TX 77057 or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

      SECTION 11.5 NOTICES TO NOTEHOLDERS; WAIVER.

      (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

      (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS.

      Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or the Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee and the Paying Agent (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.

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
      SECTION 11.7 [RESERVED].

      SECTION 11.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 11.9 SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

      SECTION 11.10 [RESERVED].

      SECTION 11.11 BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and any other party secured hereunder, and any other person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 11.12 LEGAL HOLIDAYS.

      In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      SECTION 11.13 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

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
      SECTION 11.14 WAIVER OF JURY TRIAL.

      TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      SECTION 11.15 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

      This Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Indenture. Delivery of an executed counterpart of a signature page to this Indenture by facsimile shall be effective as delivery of a manually executed counterpart of this Indenture. In case any provision in or obligation under this Indenture shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Indenture contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Indenture among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Issuer to the Deal Agent and the Note Investors.

      SECTION 11.16 RECORDING OF INDENTURE.

      If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Deal Agent) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee or the Indenture Trustee under this Indenture.

      SECTION 11.17 NO RECOURSE.

      (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in this Indenture or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of such Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; IT BEING EXPRESSLY AGREED AND UNDERSTOOD that the agreements of such Secured Party contained in this Indenture and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Secured Party, PROVIDED THAT, in the case of any Note Investor, such liabilities shall be paid only after the repayment in full of all Commercial Paper Notes and all other liabilities contemplated in the program documents with respect to such Note Investor, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Secured Party contained in this Indenture or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, or any of them, for breaches by such Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Indenture.

      (b) Notwithstanding anything contained in this Indenture, no Note Investor shall have an obligation to pay any amount required to be paid by it hereunder to any of the Liquidity Agent, the Deal Agent, the Indenture Trustee or the Backup Servicer in excess of any amount available to such Note Investor after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of each Note Investor hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Liquidity Agent, the Deal Agent, the Indenture Trustee and the Backup Servicer agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to Note Investor to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

      (c) The provisions of this SECTION 11.18 shall survive the termination of this Agreement.

      SECTION 11.18 NO PETITION.

      The Indenture Trustee, by entering into this Indenture, and each Noteholder (other than the Initial Class A Noteholder and the Initial Class B Noteholder), by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, encourage others to or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

      SECTION 11.19 INSPECTION.

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
      The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Deal Agent, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

      IN WITNESS WHEREOF, the Issuer, the Paying Agent and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.


                                    PROJECT BRAVE LIMITED PARTNERSHIP,
                                    as Issuer

                                    By: FIFS ACQUISITION FUNDING
                                           COMPANY, L.L.C.,
                                           as General Partner

                                    By: FIALAC Holdings, Inc.,
                                           as Manager



                                    By: ______________________________________
                                         Name:
                                         Title:


                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity,
                                    but solely as Indenture Trustee


                                    By: ______________________________________
                                          Name:
                                          Title:


                                    FIRST UNION NATIONAL BANK,
                                    not in its individual capacity,
                                    but solely as Paying Agent


                                    By: ______________________________________
                                          Name:
                                          Title:

                         [Form of Class A Note]                        EXHIBIT A
REGISTERED                                                        $19,204,362.00
No. R-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) TO THE SELLER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY TO THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND, UNLESS THE ACQUISITION OR TRANSFER AND CONTINUED HOLDING OF THE NOTES WILL NOT, AND BY ITS ACCEPTANCE AND HOLDING OF ANY NOTES, THE TRANSFEREE WILL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING OF THE NOTES WILL NOT, RESULT IN A NONEXEMPT

PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS. IRA's (INDIVIDUAL RETIREMENT ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        PROJECT BRAVE LIMITED PARTNERSHIP

                                  CLASS A NOTE

      PROJECT BRAVE LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Delaware (herein referred to as the "ISSUER") for value received, hereby promises to pay to VARIABLE FUNDING CAPITAL CORPORATION, or registered assigns, the principal sum of $19,204,362.00 DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Class A Sub-Account in respect of principal on the Notes pursuant to Section 3.1 of the Indenture. The Issuer will pay interest on this Note pursuant to Section 3.1 of the Indenture until the principal of this Note is paid or made available for payment. Interest on this Note will accrue daily and be paid on each Distribution Date for the related Interest Period. Interest will be computed on the basis of a 360-day year for the actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or in facsimile, by its Authorized Officer as of the date set forth below.


                                    PROJECT BRAVE LIMITED PARTNERSHIP

                                    By: FIFS ACQUISITION FUNDING
                                        COMPANY, L.L.C., General Partner

                                    By: FIALAC Holdings, Inc., as Manager

                                    By: ______________________________________
                                         Name:
                                         Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: August 8, 2000                Wells Fargo Bank Minnesota, National
                                      Association, not in its individual
                                      capacity but solely as Indenture Trustee,


                                    By: ______________________________________
                                          Name:
                                          Title:

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Notes (herein called the "NOTES"), all issued under an Indenture dated as of August 8, 2000 (such indenture, as supplemented or amended, is herein called the "INDENTURE"), between the Issuer, First Union National Bank, as Paying Agent and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "INDENTURE TRUSTEE", which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Notes (together, the "NOTES") are and will be equally and ratably secured by the collateral pledged as security therefor, subject to the priorities and other conditions as provided in the Indenture.

      Principal of and interest on the Notes will be payable on each Distribution Date pursuant to Section 3.1 of the Indenture, "DISTRIBUTION Date" means the twentieth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20,
 2000.

      All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto. Payments of interest on this Note due and payable on each Distribution Date, together with any principal payments to the extent not in full payment of this Note, shall be made by wire transfer in immediately available funds to the account designated by the Holder of this Note. Any reduction in the principal amount of this Note effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not rated hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Note Registrar, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note to the Note Registrar.

      The Issuer shall pay interest on overdue installments of interest at the Class A Default Rate to the extent lawful. Notwithstanding all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under Applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Indenture which more fully set out the limitations on how interest accrues hereon.

      As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.1 of the Indenture, in whole, but not in part, at the option of the Transferor on any Business Day. The Purchaser (as defined in the Note Purchase Agreement) shall be permitted to purchase the Notes from the Holder hereof pursuant to Section 2.4 of the Note Purchase Agreement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder, by acceptance of a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Transferor, the Servicer or the Indenture Trustee in its individual capacity, (ii) any general partner or limited partner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Servicer or the Indenture Trustee in its individual capacity, any general partner or limited partner of the Issuer, the Transferor, the Servicer or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in their individual capacity), except that any such owner, partner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, none of Wells Fargo Bank Minnesota, National Association in its individual capacity, any general partner or limited partner of the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto____________________________________________________________________________
________________________________________________________________________________
(name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:__________________               ____________________________________ (1)
                                               Signature Guaranteed:

________________________               ____________________________________

___________________________________
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                         [Form of Class B Note]                        EXHIBIT B
REGISTERED                                                           $979,453.00
No. R-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) TO THE SELLER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY TO THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      IN NO EVENT SHALL THIS SECURITY BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST ANNUITY OR ACCOUNT SUBJECT TO ERISA OR A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN, TRUST OR ACCOUNT BEING REFERRED TO AS AN "EMPLOYEE PLAN"), A TRUSTEE OF ANY EMPLOYEE PLAN, OR AN ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND THE UNDERLYING ASSETS OF WHICH INCLUDE OR ARE DEEMED TO INCLUDE EMPLOYEE PLAN ASSETS BY REASON OF AN EMPLOYEE PLAN'S INVESTMENT IN THE ENTITY, ACCOUNT OR OTHER POOLED INVESTMENT FUND, UNLESS THE ACQUISITION OR TRANSFER AND CONTINUED HOLDING OF THE NOTES WILL NOT, AND BY ITS ACCEPTANCE AND HOLDING OF ANY NOTES, THE TRANSFEREE WILL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION AND HOLDING OF THE NOTES WILL NOT, RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE. INCLUDED WITHIN THE DEFINITION OF "EMPLOYEE PLANS" ARE, WITHOUT LIMITATION, KEOGH (HR-10) PLANS. IRA's (INDIVIDUAL RETIREMENT

ACCOUNTS OR ANNUITIES) AND OTHER EMPLOYEE BENEFIT PLANS, SUBJECT TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
      THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        PROJECT BRAVE LIMITED PARTNERSHIP

                                  CLASS B NOTE

      Project Brave Limited Partnership, a limited partnership organized and existing under the laws of the State of Delaware (herein referred to as the "ISSUER") for value received, hereby promises to pay to VARIABLE FUNDING CAPITAL CORPORATION, or registered assigns, the principal sum of $979,453.00 DOLLARS payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Class B Sub-Account in respect of principal on the Notes pursuant to Section 3.1 of the Indenture. The Issuer will pay interest on this Note pursuant to Section 3.1 of the Indenture until the principal of this Note is paid or made available for payment. Interest on this Note will accrue daily and be paid on each Distribution Date for the related Interest Period. Interest will be computed on the basis of a 360-day year for the actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or in facsimile, by its Authorized Officer as of the date set forth below.


                                    PROJECT BRAVE LIMITED PARTNERSHIP

                                    By:  FIFS ACQUISITION FUNDING
                                         COMPANY, L.L.C., General Partner

                                    By:  FIALAC Holdings, Inc., as Manager

                                    By: ______________________________________
                                         Name:
                                         Title:

              INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: August 8, 2000                Wells Fargo Bank Minnesota, National
                                      Association, not in its individual
                                      capacity but solely as Indenture Trustee,


                                    By: ______________________________________
                                          Name:
                                          Title:

                              [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B Notes (herein called the "NOTES"), all issued under an Indenture dated as of August 8, 2000 (such indenture, as supplemented or amended, is herein called the "INDENTURE"), between the Issuer, First Union National Bank, as Paying Agent and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "INDENTURE TRUSTEE", which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Notes (together, the "NOTES") are and will be equally and ratably secured by the collateral pledged as security therefor, subject to the priorities and other conditions as provided in the Indenture.

      Principal of and interest on the Notes will be payable on each Distribution Date pursuant to Section 3.1 of the Indenture, "DISTRIBUTION DATE" means the twentieth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 2000.

      All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto. Payments of interest on this Note due and payable on each Distribution Date, together with any principal payments to the extent not in full payment of this Note, shall be made by wire transfer in immediately available funds to the account designated by the Holder of this Note. Any reduction in the principal amount of this Note effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not rated hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Note Registrar, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note to the Note Registrar.

            The Issuer shall pay interest on overdue installments of interest at the Class B Default Rate to the extent lawful. Notwithstanding all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under Applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Indenture which more fully set out the limitations on how interest accrues hereon.

      As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.1 of the Indenture, in whole, but not in part, at the option of the Transferor on any Business Day. The Purchaser (as defined in the Note Purchase Agreement) shall be permitted to purchase the Notes from the Holder hereof pursuant to Section 2.4 of the Note Purchase Agreement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder, by acceptance of a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Transferor, the Servicer or the Indenture Trustee in its individual capacity, (ii) any general partner or limited partner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Transferor, the Servicer or the Indenture Trustee in its individual capacity, any general partner or limited partner of the Issuer, the Transferor, the Servicer or the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in their individual capacity), except that any such owner, partner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, none of Wells Fargo Bank Minnesota, National Association in its individual capacity, any general partner or limited partner of the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
________________________________________________________________________________
(name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: _________________               ____________________________________(2)
                                              Signature Guaranteed:


________________________               ____________________________________

______________________________
(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                                HEDGING AGREEMENT
                      [to be provided by the Deal Agent]

                                                                       EXHIBIT D

                              PARTNERSHIP AGREEMENT
                                  [to come]